UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08294

ALLIANCEBERNSTEIN EXCHANGE RESERVES
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2005

Date of reporting period:   September 30, 2005




ITEM 1.   REPORTS TO STOCKHOLDERS.


ALLIANCEBERNSTEIN EXCHANGE RESERVES

ANNUAL REPORT
SEPTEMBER 30, 2005




-------------------------------------------------------------------------------
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Distribution of this report other than to shareholders must be preceded or accompanied by the Fund's current prospectus, which contains further information about the Fund.
-------------------------------------------------------------------------------


The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q will also be able to be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


FUND EXPENSES
                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                           Beginning                       Ending
                         Account Value                  Account Value                  Expenses Paid
                         April 1, 2005                September 30, 2005               During Period*
                   --------------------------    ----------------------------    --------------------------
                      Actual     Hypothetical      Actual      Hypothetical**       Actual     Hypothetical
                   ------------  ------------    ------------  --------------    ------------  ------------
Class A               $1,000        $1,000        $1,010.05      $1,019.40          $5.69         $5.72
Class B               $1,000        $1,000        $1,008.79      $1,018.25          $6.85         $6.88
Class C               $1,000        $1,000        $1,010.05      $1,019.45          $5.64         $5.67
Advisor Class         $1,000        $1,000        $1,012.58      $1,022.31          $2.77         $2.79
Class R               $1,000        $1,000        $1,011.17      $1,019.40          $5.70         $5.72
Class K               $1,000        $1,000        $1,012.35      $1,021.06          $4.04         $4.05
Class I               $1,000        $1,000        $1,013.56      $1,021.76          $3.33         $3.35


* Expenses are equal to the classes' annualized expense ratios of 1.13%, 1.36%, 1.12%, 0.55%, 1.13%, 0.80% and 0.66%, respectively, multiplied by the average account value over the period, multiply by the number of days in the period/365.

**   Assumes 5% return before expenses.


1


PORTFOLIO OF INVESTMENTS
September 30, 2005
                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


Principal
 Amount
  (000)  Security                                 Yield            Value
-------------------------------------------------------------------------------
         COMMERCIAL PAPER-83.0%
         Allied Irish Banks PLC
$ 7,000  10/17/05                                  3.74%    $  6,988,380
         American General Finance Corp.
 20,500  10/19/05                                  3.63       20,462,793
         Banque Caisse d'Epargne L'Etat
 20,000  10/20/05                                  3.72       19,960,733
         Barclays Funding Corp.
 20,100  10/24/05                                  3.67       20,052,935
         Beta Finance, Inc.
 20,000  10/31/05 (a)                              3.65       19,939,167
         CRC Funding LLC
 20,150  10/18/05 (a)                              3.74       20,114,413
         Credit Suisse FB USA Inc.
  7,100  10/21/05 (a)                              3.75        7,085,208
         Den Norske Bank
  7,000  10/12/05                                  3.76        6,991,958
         Depfa Bank PLC
  8,000  11/15/05 (a)                              3.74        8,000,000
         Falcon Asset Securitization Corp.
 20,000  10/04/05 (a)                              3.64       19,993,933
         Fountain Square Commerce Funding
 20,000  10/24/05 (a)                              3.76       19,951,956
         Gemini Securitization Corp.
  8,500  11/04/05 (a)                              3.79        8,469,575
         General Electric Capital Corp.
 20,000  10/18/05                                  3.63       19,965,717
         HBOS Treasury Services PLC
  8,000  10/21/05                                  3.75        7,983,333
         HSBC Bank PLC
 20,000  10/03/05                                  3.61       19,995,989
         Merck & Co., Inc.
 20,000  10/05/05                                  3.73       19,991,711
         MetLife Inc.
  8,500  10/21/05                                  3.72        8,482,433
         Morgan Stanley
  8,000  10/12/05                                  3.66        7,991,053
         National City Credit Corp.
  7,000  11/03/05                                  3.72        6,976,130
         Northern Rock PLC
  7,000  11/04/05 (a)                              3.67        6,975,770
         Rabobank USA Financial Corp.
 20,000  10/03/05                                  3.88       19,995,689
         Ranger Funding
 20,000  10/25/05 (a)                              3.75       19,950,000
         Santander Central Hispano
  8,000  11/14/05                                  3.72        7,963,627
         Scaldis Capital LLC
  7,000  10/03/05 (a)                              3.61        6,998,596
         State Street Boston Corp.
 20,000  10/17/05                                  3.73       19,966,844
         The Goldman Sachs Group, Inc.
  8,000  10/26/05 (a)                              3.76        7,979,111
         Toyota Motor Credit Co.
 20,000  11/02/05 (a)                              3.74       19,933,511
         UBS Finance, Inc.
 18,000  10/03/05                                  3.86       17,996,140
         Windmill Funding Corp.
  8,000  10/21/05 (a)                              3.74        7,983,378

         Total Commercial Paper
         (amortized cost $405,140,083)                       405,140,083

         CERTIFICATES OF DEPOSIT-13.5%
         America Insurance
  8,000  10/07/05                                  3.58        7,995,227
         Caylon
 20,000  10/28/05                                  3.69       20,000,000
         Dexia Credit Local SA
  8,500  12/15/05 (a)                              3.81        8,500,000
         Natexis Banques
  7,000  11/21/05                                  3.78        7,000,049
         Societe Generale N.A., Inc.
  8,500  11/01/05                                  3.77        8,500,000
         Toronto Dominion Bank
  7,000  10/06/05                                  3.69        7,000,000
         Washington Mutual
  7,100  10/20/05                                  3.75        7,100,000

         Total Certificates of Deposit
         (amortized cost $66,095,276)                         66,095,276


2


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


Principal
 Amount
  (000)  Security                                 Yield            Value
-------------------------------------------------------------------------------
         FLOATING RATE NOTES-4.5%
         HBOS Treasury Services PLC
$12,000  1/17/06                                   3.70%    $ 12,000,107
         Sigma Finance, Inc. MTN
  9,800  7/25/06 (a)                               3.73        9,807,272

         Total Floating Rate Notes
         (amortized cost $21,807,379)                         21,807,379

         TOTAL INVESTMENTS-101.0%
         (amortized cost $493,042,738)                       493,042,738
         Other assets less
         liabilities-(1.0%)                                   (4,952,627)

         NET ASSETS-100%                                    $488,090,111


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate market value of these securities amounted to $191,681,890 or 39.3% of net assets.

     Glossary:
     MTN - Medium Term Note

     See notes to financial statements.


3


STATEMENT OF ASSETS & LIABILITIES
September 30, 2005
                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


ASSETS
  Investments in securities, at value (cost $493,042,738)         $493,042,738
  Cash                                                                  79,142
  Receivable for capital stock sold                                  1,127,356
  Interest receivable                                                  296,521
  Total assets                                                     494,545,757

LIABILITIES
  Payable for capital stock redeemed                                 5,627,138
  Transfer Agent fee payable                                           261,315
  Distribution fee payable                                             192,473
  Advisory fee payable                                                 101,653
  Accrued expenses                                                     273,067
  Total liabilities                                                  6,455,646

NET ASSETS                                                        $488,090,111

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    488,116
  Additional paid-in capital                                       487,628,010
  Accumulated net realized loss on investment transactions             (26,015)
                                                                  $488,090,111

Calculation of Offering and Redemption Price

                                                      Net Asset Value and:
                                                 ------------------------------
                                   Shares            Offering    Redemption
Class          Net Assets        Outstanding          Price         Price
-------------------------------------------------------------------------------
A              $ 264,078,538     264,091,672          $ 1.00        $ 1.00
B              $ 111,707,818     111,712,403          $ 1.00        $ 1.00
C              $  28,264,274      28,265,102          $ 1.00        $ 1.00
Advisor        $  83,707,353      83,714,842          $ 1.00        $ 1.00
R              $      14,555          14,555          $ 1.00        $ 1.00
K              $      10,108          10,108          $ 1.00        $ 1.00
I              $     307,465         307,465          $ 1.00        $ 1.00


See notes to financial statements.


4


STATEMENT OF OPERATIONS
Year Ended September 30, 2005
                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


INVESTMENT INCOME
  Interest                                                        $ 24,438,677

EXPENSES
  Advisory fee                                  $  2,246,574
  Distribution fee--Class A                        1,350,874
  Distribution fee--Class B                        1,416,645
  Distribution fee--Class C                          247,118
  Distribution fee--Class R                               34
  Distribution fee--Class K                               15
  Transfer agency                                  2,313,045
  Custodian                                          245,565
  Printing                                           232,478
  Registration fees                                   70,277
  Administrative                                      68,500
  Audit                                               39,145
  Legal                                               34,974
  Trustees' fees                                      24,811
  Miscellaneous                                       18,642
  Total expenses                                   8,308,697
  Less: expenses waived (see Note C)                (436,534)
  Less: expense offset arrangement (see Note B)      (15,991)
  Net expenses                                                       7,856,172
  Net investment income                                             16,582,505

REALIZED LOSS ON INVESTMENT TRANSACTIONS
  Net realized loss on investment transactions                          (4,164)

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 16,578,341


See notes to financial statements.


5


STATEMENT OF CHANGES IN NET ASSETS
                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


                                                 Year Ended        Year Ended
                                                September 30,     September 30,
                                                    2005              2004
                                                -------------     -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                         $ 16,582,505      $  2,054,464
  Net realized gain (loss) on investment
    transactions                                      (4,164)              471
  Net increase in net assets from operations      16,578,341         2,054,935

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
  Class A                                         (4,372,551)         (249,011)
  Class B                                         (1,849,002)          (69,411)
  Class C                                           (522,685)          (38,376)
  Advisor Class                                   (9,837,522)       (1,697,666)
  Class R                                               (144)               -0-
  Class K                                               (140)               -0-
  Class I                                               (461)               -0-

TRANSACTION IN SHARES OF BENEFICIAL INTEREST
  Net decrease                                  (326,787,388)     (188,475,755)
  Total decrease                                (326,791,552)     (188,475,284)

NET ASSETS
  Beginning of period                            814,881,663     1,003,356,947
  End of period                                 $488,090,111      $814,881,663


See notes to financial statements.


6


NOTES TO FINANCIAL STATEMENTS
September 30, 2005
                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


NOTE A: Significant Accounting Policies
AllianceBernstein Exchange Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund's investment objective is to provide maximum current income to the extent consistent with safety of principal and liquidity. The Fund offers, as described in the prospectus, Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses and has exclusive voting rights with respect to its distribution plan.

Class A shares are sold for cash without an initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if redeemed within one year may be charged. Class A shares may be exchanged for Class A shares of other AllianceBernstein Mutual Funds, subject, in the case of Class A shares of the Fund that were purchased for cash, to any applicable initial sales charge at the time of exchange. Class A shares of the Fund also are offered in exchange for Class A shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase, but on Class A shares that were received in exchange for AllianceBernstein Mutual Fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more, a 1% CDSC may be assessed if shares of the Fund are redeemed within one year of the AllianceBernstein Mutual Fund Class A shares originally purchased for cash.

Class B shares are sold for cash, to the extent described in the prospectus, without an initial sales charge. However, a CDSC is charged if shares are redeemed within four years after purchase. The CDSC charge declines from 4% to zero depending on the period of time the shares are held. Class B shares purchased for cash will automatically convert to Class A shares after eight years. Class B shares may be exchanged, to the extent described in the prospectus, for Class B shares of other AllianceBernstein Mutual Funds. Class B shares also are offered in exchange, to the extent described in the prospectus, for Class B shares of other AllianceBernstein Mutual Funds without an initial sales charge. However, a CDSC may be charged if shares are redeemed within a certain number of years of the original purchase of AllianceBernstein Mutual Fund Class B shares. When redemption occurs, the applicable CDSC schedule is that which applied to the AllianceBernstein Mutual Fund Class B shares originally purchased for cash at the time of their purchase.

Class C shares are sold for cash or in exchange for Class C shares of another AllianceBernstein Mutual Fund without an initial sales charge at the time of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year after purchase. Class C shares do not convert to any other class of shares of the Fund. Class C shares may be exchanged for Class C shares of other AllianceBernstein Mutual Funds.

Advisor Class shares are sold for cash or in exchange for Advisor Class shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC and are not subject to ongoing distribution expenses.

Class R, Class K, and Class I shares are sold for cash or in exchange of the same class of shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC. Class I shares are not subject to ongoing distribution expenses.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Valuation of Securities
Securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.


7


NOTES TO FINANCIAL STATEMENTS (continued)
                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


2. Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Dividends
The Fund declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

4. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R,Class K and Class I shares. Advisor Class and Class I shares have no distribution fees.

5. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are recorded on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.


NOTE B: Advisory Fee and other Transactions with Affiliates
The Fund pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .25% on the first $1.25 billion of average daily net assets; ..24% on the next $.25 billion; .23% on the next $.25 billion; .22% on the next $.25 billion; .21% on the next $1 billion; and .20% in excess of $3 billion. In addition to the advisory fee, the Fund also reimburses the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2005, such reimbursements totaled $68,500.

For the year ended September 30, 2005, the Fund's expenses were reduced by $15,991 under an expense offset arrangement with Alliance Global Investor Services, Inc. (AGIS).

AllianceBernstein Investment Research and Management, Inc., (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received $1,874, $321,311, and $18,186 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B, and Class C shares, respectively, for the year ended September 30, 2005.

The Fund compensates AGIS, a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $1,420,571 for the year ended September 30, 2005.

NOTE C: Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to ..50% of the Fund's average daily net assets attributable to Class A and Class R shares, 1.00% of the average daily net assets attributable to Class B shares and .75% of the average daily net assets attributable to Class C shares and ..25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares.
Such fee is accrued daily


8


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares. For the year ended September 30, 2005, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $354,161 and $82,373 and the effective annual rate is .75% and .50% for the Class B and Class C shares, respectively.

NOTE D: Investment Transactions, Income Taxes and Distributions to Shareholders At September 30, 2005, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. At September 30, 2005, the Fund had a capital loss carryforward of $24,863, of which $21,851 expires in 2010 and $3,012 expires in the year 2013. To the extent that any net capital loss carryforward is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders. For the fiscal year ended September 30, 2005 the Fund deferred to October 1, 2005 post October capital losses of $1,149. The dividends paid by the Fund for the year ended September 30, 2005 are deemed to be ordinary income for federal income tax purposes.

NOTE E: Transactions in Shares of Beneficial Interest
An unlimited number of shares ($.001 par value) are authorized. At September 30, 2005, capital paid-in aggregated $488,116,126. Transactions, all at $1.00 per share, were as follows:

                                                            CLASS A
                                                -------------------------------
                                                 Year Ended        Year Ended
                                                September 30,     September 30,
                                                    2005              2004
                                                -------------     -------------
Shares sold                                      245,043,596       263,174,493
Shares issued on reinvestment of dividends         4,372,552           249,011
Shares converted from Class B                      8,734,515        12,603,883
Shares redeemed                                 (267,074,835)     (365,405,346)
Net decrease                                      (8,924,172)      (89,377,959)

                                                            CLASS B
                                                -------------------------------
                                                 Year Ended        Year Ended
                                                September 30,     September 30,
                                                    2005              2004
                                                -------------     -------------
Shares sold                                       47,409,422       100,513,279
Shares issued on reinvestment of dividends         1,849,002            69,411
Shares converted to Class A                       (8,734,515)      (12,603,883)
Shares redeemed                                 (108,497,191)     (201,219,606)
Net decrease                                     (67,973,282)     (113,240,799)

                                                            CLASS C
                                                -------------------------------
                                                 Year Ended        Year Ended
                                                September 30,     September 30,
                                                    2005              2004
                                                -------------     -------------
Shares sold                                       23,550,722        49,811,396
Shares issued on reinvestment of dividends           522,685            38,376
Shares redeemed                                  (36,357,125)      (76,948,030)
Net decrease                                     (12,283,718)      (27,098,258)


9


NOTES TO FINANCIAL STATEMENTS (continued)
                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


                                                        ADVISOR CLASS
                                                -------------------------------
                                                 Year Ended        Year Ended
                                                September 30,     September 30,
                                                    2005              2004
                                                -------------     -------------
Shares sold                                      305,280,901        61,823,616
Shares issued on reinvestment of dividends         9,837,522         1,697,666
Shares redeemed                                 (553,056,767)      (22,280,021)
Net increase (decrease)                         (237,938,344)       41,241,261

                                                            CLASS R
                                                -------------------------------
                                               March 1, 2005(a)
                                               to September 30,
                                                    2005
                                                -------------
Shares sold                                           14,746
Shares issued on reinvestment of dividends               144
Shares redeemed                                         (335)
Net increase                                          14,555

                                                            CLASS K
                                                -------------------------------
                                               March 1, 2005(a)
                                               to September 30,
                                                    2005
                                                -------------
Shares sold                                           10,100
Shares issued on reinvestment of dividends               140
Shares redeemed                                         (132)
Net increase                                          10,108

                                                            CLASS I
                                                -------------------------------
                                               March 1, 2005(a)
                                               to September 30,
                                                    2005
                                                -------------
Shares sold                                          388,491
Shares issued on reinvestment of dividends               460
Shares redeemed                                      (81,486)
Net increase                                         307,465

(a)  Commencement of distributions.


NOTE F: Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.


10


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims


11


NOTES TO FINANCIAL STATEMENTS (continued)
                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Invest-


12


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


ment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Fund's shares or other adverse consequences to the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


13


FINANCIAL HIGHLIGHTS
                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                Year Ended September 30,
                                            ---------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00

Income from Investment Operations
Net investment income                          .0161        .0008(a)     .0040(a)     .0100        .0414
Net realized gain (loss) on investment
  transactions (b)                                -0-          -0-          -0-          -0-          -0-
Net increase in net asset value from
  operations                                   .0161        .0008        .0040        .0100        .0414

Less: Dividends and Distributions
Dividends from net investment income          (.0161)      (.0008)      (.0040)      (.0100)      (.0414)
Distributions from net realized gain on
  investment transactions                         -0-          -0-          -0-          -0-(b)       -0-
Total dividends and distributions             (.0161)      (.0008)      (.0040)      (.0100)      (.0414)
Net asset value, end of period                $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00

Total Return
Total investment return based on net
  asset value (c)                               1.63%         .09%         .37%        1.01%        4.23%

Ratios/Supplemental Data
Net assets, end of period (in millions)         $264         $273         $362         $786         $664
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.13%        1.11%         .95%         .97%         .96%
  Expenses, before waivers/reimbursements       1.13%        1.15%        1.03%         .97%         .96%
  Net investment income                         1.62%         .08%(a)      .40%(a)      .99%        4.09%


See footnote summary on page 20.


14

                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                       CLASS B
                                            ---------------------------------------------------------------
                                                                Year Ended September 30,
                                            ---------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00

Income from Investment Operations
Net investment income                          .0137(a)     .0003(a)     .0011(a)     .0051        .0364
Net realized gain (loss) on investment
  transactions (b)                                -0-          -0-          -0-          -0-          -0-
Net increase in net asset value from
  operations                                   .0137        .0003        .0011        .0051        .0364

Less: Dividends and Distributions
Dividends from net investment income          (.0137)      (.0003)      (.0011)      (.0051)      (.0364)
Distributions from net realized gain on
  investment transactions                         -0-          -0-          -0-          -0-(b)       -0-
Total dividends and distributions             (.0137)      (.0003)      (.0011)      (.0051)      (.0364)

Net asset value, end of period                $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00

Total Return
Total investment return based on net
  asset value (c)                               1.38%         .04%         .10%         .51%        3.71%

Ratios/Supplemental Data
Net assets, end of period (in millions)         $112         $180         $293         $432         $386
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.36%        1.16%        1.24%        1.48%        1.47%
  Expenses, before waivers/reimbursements       1.61%        1.65%        1.54%        1.48%        1.47%
  Net investment income                         1.31%(a)      .03%(a)      .11%(a)      .51%        3.43%


See footnote summary on page 20.


15


FINANCIAL HIGHLIGHTS (continued)
                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                       CLASS C
                                            ---------------------------------------------------------------
                                                                Year Ended September 30,
                                            ---------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00

Income from Investment Operations
Net investment income                          .0161(a)     .0008(a)     .0017(a)     .0075        .0389
Net realized gain (loss) on investment
  transactions (b)                                -0-          -0-          -0-          -0-          -0-
Net increase in net asset value from
  operations                                   .0161        .0008        .0017        .0075        .0389

Less: Dividends and Distributions
Dividends from net investment income          (.0161)      (.0008)      (.0017)      (.0075)      (.0389)
Distributions from net realized gain on
  investment transactions                         -0-          -0-          -0-          -0-(b)       -0-
Total dividends and distributions             (.0161)      (.0008)      (.0017)      (.0075)      (.0389)
Net asset value, end of period                $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00

Total Return
Total investment return based on net
  asset value (c)                               1.63%         .09%         .15%         .76%        3.97%

Ratios/Supplemental Data
Net assets, end of period (in millions)          $28          $41          $68         $108         $113
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.12%        1.11%        1.18%        1.22%        1.22%
  Expenses, before waivers/reimbursements       1.37%        1.40%        1.29%        1.22%        1.22%
  Net investment income                         1.59%(a)      .08%(a)      .17%(a)      .77%        3.85%


See footnote summary on page 20.


16


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                     ADVISOR CLASS
                                            ---------------------------------------------------------------
                                                                Year Ended September 30,
                                            ---------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00

Income from Investment Operations
Net investment income                          .0211        .0055        .0076        .0150        .0464
Net realized gain (loss) on investment
  transactions (b)                                -0-          -0-          -0-          -0-          -0-
Net increase in net asset value from
  operations                                   .0211        .0055        .0076        .0150        .0464

Less: Dividends and Distributions
Dividends from net investment income          (.0211)      (.0055)      (.0076)      (.0150)      (.0464)
Distributions from net realized gain on
  investment transactions                         -0-          -0-          -0-          -0-(b)       -0-
Total dividends and distributions             (.0211)      (.0055)      (.0076)      (.0150)      (.0464)
Net asset value, end of period                $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00

Total Return
Total investment return based on net
  asset value (c)                               2.14%         .55%         .78%        1.51%        4.75%

Ratios/Supplemental Data
Net assets, end of period (in millions)          $84         $322         $280         $234          $70
Ratio of expenses to average net assets          .55%         .64%         .55%         .48%         .47%
Net investment income                           2.17%         .55%         .76%        1.39%        3.76%


See footnote summary on page 20.


17


FINANCIAL HIGHLIGHTS (continued)
                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                             CLASS R
                                        ------------------
                                         March 1, 2005(d)
                                                to
                                        September 30, 2005
                                        ------------------
Net asset value, beginning of period          $ 1.00

Income from Investment Operations
Net investment income                          .0126
Net realized gain on investment
  transactions (b)                                -0-
Net increase in net asset value from
  operations                                   .0126

Less: Dividends
Dividends from net investment income          (.0126)
Net asset value, end of period                $ 1.00

Total Return
Total investment return based on net
  asset value (c)                               1.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)         $15
Ratio of expenses to average net assets         1.13%(e)
Net investment income                           2.09%(e)


See footnote summary on page 20.


18


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                             CLASS K
                                        ------------------
                                         March 1, 2005(d)
                                                to
                                        September 30, 2005
                                        ------------------
Net asset value, beginning of period          $ 1.00

Income from Investment Operations
Net investment income                          .0140
Net realized gain on investment
  transactions (b)                                -0-
Net increase in net asset value from
  operations                                   .0140

Less: Dividends
Dividends from net investment income          (.0140)
Net asset value, end of period                $ 1.00

Total Return
Total investment return based on net
  asset value (c)                               1.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)         $10
Ratio of expenses to average net assets          .80%(e)
Net investment income                           2.37%(e)


See footnote summary on page 20.


19



FINANCIAL HIGHLIGHTS (continued)
                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                             CLASS I
                                        ------------------
                                         March 1, 2005(d)
                                                to
                                        September 30, 2005
                                        ------------------
Net asset value, beginning of period          $ 1.00

Income from Investment Operations
Net investment income                          .0154
Net realized gain on investment
  transactions (b)                                -0-
Net increase in net asset value from
  operations                                   .0154

Less: Dividends and Distributions
Dividends from net investment income          (.0154)
Net asset value, end of period                $ 1.00

Total Return
Total investment return based on net
  asset value (c)                               1.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)        $307
Ratio of expenses to average net assets          .66%(e)
Net investment income                           2.86%(e)


(a)  Net of fees waived and expenses reimbursed.

(b)  Amount is less than $0.0001.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Commencement of distribution.

(e)  Annualized.


20


REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


To the Board of Trustees and Shareholders of AllianceBernstein Exchange Reserves
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Exchange Reserves (the "Fund") at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 22, 2005


21


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________

AllianceBernstein Exchange Reserves
1345 Avenue of the Americas
New York, NY 10105
Toll-Free (800) 221-5672


TRUSTEES
William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy
Marshall C. Turner, Jr.


OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Raymond J. Papera, Senior Vice President
Maria R. Cona, Vice President
Joseph C. Dona, Vice President
John J. Kelley, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

DISTRIBUTOR
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105


(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.


22


MANAGEMENT OF THE FUND
                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


Board of Trustees Information
The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                                      PORTFOLIOS
                                                                                        IN FUND                    OTHER
   NAME, ADDRESS,                                 PRINCIPAL                             COMPLEX               DIRECTORSHIP(S)
   DATE OF BIRTH                                OCCUPATION(S)                         OVERSEEN BY                 HELD BY
  (YEAR ELECTED*)                            DURING PAST 5 YEARS                        TRUSTEE                   TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #,**        Investment Adviser and an Independent                  108              None
2 Sound View Drive                 Consultant. Formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had been
9/7/32 (1994)                      associated since prior to 2000. Formerly
Chairman of the Board              Deputy Comptroller and Chief Investment
                                   Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, #, ***                 Formerly Executive Vice President and                  106              None
500 SE Mizner Blvd.                Chief Insurance Officer of The Equitable
Boca Raton, FL 33432               Life Assurance Society of the United States;
11/7/30 (1994)                     Chairman and Chief Executive Officer of
                                   Evlico (insurance); Director of Avon, BP
                                   (oil and gas), Ecolab Incorporated (specialty
                                   chemicals), Tandem Financial Group and
                                   Donaldson, Lufkin & Jenrette Securities
                                   Corporation; Governor at Large, National
                                   Association of Securities Dealers, Inc.

David H. Dievler, #                Independent Consultant. Until December                 107              None
P.O. Box 167                       1994, Senior Vice President of Alliance
Spring Lake, NJ 07762              Capital Management Corporation ("ACMC")
10/23/29 (1994)                    responsible for mutual fund administration.
                                   Prior to joining ACMC in 1984, Chief
                                   Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to that,
                                   Senior Manager at Price Waterhouse & Co. Member
                                   of American Institute of Certified Public
                                   Accountants since 1953.

John H. Dobkin, #                  Consultant. Formerly President of Save                 106              None
P.O. Box 12                        Venice, Inc. (preservation organization)
Annandale, NY 12504                from 2001-2002, Senior Advisor from June
2/19/42 (1994)                     1999-June 2000 and President of Historic
                                   Hudson Valley (historic  preservation) from
                                   December 1989-May 1999. Previously,
                                   Director of the National Academy of Design
                                   and during 1988-1992, Director and Chairman
                                   of the Audit Committee of ACMC.


23


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


                                                                                      PORTFOLIOS
                                                                                        IN FUND                    OTHER
   NAME, ADDRESS,                                 PRINCIPAL                             COMPLEX               DIRECTORSHIP(S)
   DATE OF BIRTH                                OCCUPATION(S)                         OVERSEEN BY                 HELD BY
  (YEAR ELECTED*)                            DURING PAST 5 YEARS                        TRUSTEE                   TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, #               Consultant since January 2004. Formerly                81               Asia Pacific Fund, Inc.,
c/o Alliance Capital               managing partner of Lexington Capital, LLC                              and The Merger Fund.
Management L.P.                    (investment advisory firm) from December 1997
Attn: Philip L. Kirstein           until December 2003. Prior thereto, Chairman
1345 Avenue of the Americas        and CEOof Prudential Mutual Fund Management
New York, NY 10105                 from 1987 to 1993.
1/26/44 (2005)

D. James Guzy                      Chairman of the Board of PLX Technology                58               Intel Corporation (semi-
P.O. Box 128                       (semi-conductors) and of SRC Computers, Inc.                            conductors), Cirrus
Glenbrook, NV 89413                with which he has been associated since prior                           Logic Corporation
3/7/36                             to 2000. He is also President of the Arbor                              (semi-conductors),
(2005)                             Company (private family investments).                                   Novellus Corporation
                                                                                                           (semi-conductor
                                                                                                           equipment), Micro
                                                                                                           Component Technology
                                                                                                           (semi-conductor
                                                                                                           equipment), the Davis
                                                                                                           Selected Advisers Group
                                                                                                           of Mutual Funds and
                                                                                                           LogicVision.

Marshall C. Turner, Jr.            Principal of Turner Venture Associates                 58               Toppan Photomasks, Inc.,
220 Montgomery Street              (venture capital and consulting) since prior                            the George Lucas
Penthouse 10                       to 2000. Chairman and CEO, DuPont                                       Educational Foundation,
San Francisco,                     Photomasks, Inc., Austin, Texas, 2003-2005,                             Chairman of the Board of
CA 94104                           and President and CEO since company                                     the Smithsonian's
10/10/41                           acquired, and name changed to Toppan                                    National Museum of
(2005)                             Photomasks, Inc. in 2005 (semiconductor                                 Natural History.
                                   manufacturing services).

INTERESTED TRUSTEE
Marc O.Mayer++                     Executive Vice President of ACMC since                 81               SCBPartners Inc.;
1345 Avenue of the Americas,       2001 and Chairman of the Board of                                       SCB, Inc.
New York, NY 10105                 AllianceBernstein Investment Research and
10/2/57 (2003)                     Management, Inc. ("ABIRM") since 2000; prior
                                   thereto, Chief Executive Officer of Sanford C.
                                   Bernstein &Co., LLC (institutional research and
                                   brokerage arm of Bernstein & Co., LLC) and its
                                   predecessor since prior to 2000.


*    There is no stated term of office for the Fund's Trustees.

# Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

**   Member of the Fair Value Pricing Committee.

++   Mr. Mayer is an "interested trustee", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.

*** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.


24


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


Officer Information
Certain information concerning the Fund's Officers is listed below.

    NAME, ADDRESS*              POSITION(S) HELD              PRINCIPAL OCCUPATION DURING
   AND DATE OF BIRTH               WITH FUND                         PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------------------
Marc O.Mayer, 10/2/57         President and Chief           See biography above.
                              Executive Officer

Philip L. Kirstein, 5/29/45   Senior Vice President and     Senior Vice President and Independent Compliance
                              Independent Compliance        Officer of the AllianceBernstein Funds with which he
                              Officer                       has been associated since October 2004. Prior thereto,
                                                            he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                            from October 2003 to October 2004, and General
                                                            Counsel of Merrill Lynch Investment Managers, L.P.
                                                            since prior to 2000 until March 2003.

Raymond J. Papera, 3/12/56    Senior Vice President         Senior Vice President of ACMC** with which he has
                                                            been associated since prior to 2000.

Maria R. Cona, 1/30/55        Vice President                Vice President of ACMC** with which she has been
                                                            associated since prior to 2000.

Joseph C. Dona, 2/16/61       Vice President                Vice President of ACMC** with which he has been
                                                            associated since prior to 2000.

John J. Kelley, 2/29/60       Vice President                Senior Vice President of ACMC** with which he has
                                                            been associated since prior to 2000.

Emilie D. Wrapp, 11/13/55     Secretary                     Senior Vice President, Assistant General Counsel and
                                                            Assistant Secretary of ABIRM** with which she has
                                                            been associated since prior to 2000.

Mark D. Gersten, 10/4/50      Treasurer and Chief           Senior Vice President of Alliance Global Investor
                              Financial Officer             Services, Inc. ("AGIS")** and Vice President of
                                                            ABIRM** with which he has been associated since
                                                            prior to 2000.

Thomas R. Manley, 3/23/51     Controller                    Vice President of ACMC** with which he has been
                                                            associated since prior to 2000.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM and AGIS are affiliates of the Fund.

     The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Trustees and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


25


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND'S ADVISORY AGREEMENT

The Fund's disinterested trustees (the "trustees") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on September 14 and 16, 2005.

In preparation for the meeting, the trustees had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the trustees received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The trustees noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The trustees also discussed the proposed continuance in four private sessions at which only the trustees, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the trustees considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;


26


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


     9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

     10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

     11. The Adviser's representation that it does not advise other non-fund clients with substantially similar investment objectives and strategies as the Fund;

     12. The Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement.

     13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     14. the terms of the Advisory Agreement.

The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors.

The trustees determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the trustees.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
The trustees noted that, under the Advisory Agreement, the Adviser, subject to the control of the trustees, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of trustees of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the trustees on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.


27


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The trustees noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The trustees also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER
The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the trustees that there is no generally accepted allocation methodology for information of this type. The trustees also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be implemented later in the year, and that it would differ in various respects from the methodology used previously.

The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The trustees focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The trustees recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

FALL-OUT BENEFITS
The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The trustees noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Fund; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services.


28


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


The trustees recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the benefits described above. The trustees believe that the Adviser derives reputational and other benefits from its association with the Fund.

INVESTMENT RESULTS
In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the trustees reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 15 to 5 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 129 to 36 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended May 31, 2005 over the 1-, 3-, 5- and 10-year periods. The trustees noted that in the Performance Group comparison the Fund was in the third quintile in the 1-, 3- and 5-year periods (quintile information was not available in the 10-year period), and in the Performance Universe comparison, the Fund was in the third quintile in the 3- and 5-year periods and in the fourth quintile in the 5- and 10-year periods. Based on their review, the trustees concluded that the Fund's relative performance over time was satisfactory.

ADVISORY FEES AND OTHER EXPENSES
The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in fixed income securities. They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV. The trustees also reviewed information that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Fund at significantly lower fee rates than those paid by the Fund. The trustees noted that a portfolio of another fund advised by the Adviser has a similar investment objective yet pays a significantly higher advisory fee than the Fund.

The Adviser reviewed with the trustees the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups of funds in the same Lipper category created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective with a similar load


29


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the trustees showed that the Fund's at approximate current size contractual effective fee rate of 25.0 basis points was significantly lower than the Expense Group median. The trustees noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 1 basis point. The trustees also noted that the Fund's total expense ratio was somewhat higher than the median for the Expense Group and materially higher than the median for the Expense Universe. The trustees also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. They concluded that the Fund's expense ratio was acceptable.

ECONOMIES OF SCALE
The trustees noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The trustees also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The trustees believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


30


ALLIANCEBERNSTEIN FAMILY OF FUNDS
                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


----------------------------------------
Wealth Strategies Funds
----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

----------------------------------------
Blended Style Funds
----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

----------------------------------------
Growth Funds
----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

----------------------------------------
Value Funds
----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

----------------------------------------
Taxable Bond Funds
----------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

----------------------------------------
Municipal Bond Funds
----------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

----------------------------------------
Intermediate Municipal Bond Funds
----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

----------------------------------------
Closed-End Funds
----------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


Exchange Reserves** serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


31


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT (1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Exchange Reserves (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent Trustees of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.   Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS
The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement.

                                                Advisory Fee Based on % of
Fund                                             Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Exchange Reserves          First $1.25 billion          0.25%
                                             Next $0.25 billion           0.24%
                                             Next $0.25 billion           0.23%
                                             Next $0.25 billion           0.22%
                                             Next $1.0 billion            0.21%
                                             Excess of $3.0 billion       0.20%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                                    As a %
                                                                 of average
Fund                                              Amount      daily net assets
-------------------------------------------------------------------------------
AllianceBernstein Exchange Reserves               $75,750           0.01


-------------------------------------------------------------------------------
(1) It should be noted that the information in the fee summary was completed on September 2, 2005 and presented to the Board of Trustees on September 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


32


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


The table below shows the Fund's expense ratio calculated from the beginning of the Fund's current fiscal year through May 31, 2005.

Fund                     Expense Ratio(2)(3)(4)(5)(6)         Fiscal Year End
-------------------------------------------------------------------------------
AllianceBernstein        Class A               0.98%           September 30
  Exchange Reserves      Class B (net)         1.27%
                         Class B (gross)       1.52%
                         Class C (net)         1.02%
                         Class C (gross)       1.27%
                         Class R               0.86%
                         Class K               0.57%
                         Class I               0.35%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS
The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. However, with respect to the Fund the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.


-------------------------------------------------------------------------------
(2) Expense ratios listed are gross except as noted otherwise and are calculated from the beginning of the Fund's current fiscal year through May 31, 2005.

(3) The expense ratios assume that the new Class R, K and I fee schedule had been in place since the beginning of the Fund's fiscal year.

(4) For Class K and Class I shares the expense ratios do not reflect the administrative services fee for third party record keeping services of 0.15% and 0.10% respectively.

(5) For Class R shares the expense ratios do not reflect the administrative services fee for third party record keeping services of 0.20%.

(6) AllianceBernstein Investment Research and Management Inc., (the "Principal Underwriter") is currently waiving 0.25% of the distribution services fee payable on Class B and C shares effectively reducing the distribution services fees on those Classes from 1.00% to 0.75% and from 0.75% to 0.50% respectively.


33


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


The Adviser manages the Sanford C. Bernstein Fund, Inc., an open-end investment company. The Adviser charges the following fees to the Sanford C. Bernstein Fund, Inc. Portfolios with to some extent a similar investment style as the
Fund:

Fund                                                  Advisory Fee
-------------------------------------------------------------------------------
U.S. Government Short Duration Portfolio     0.50% of the first $250 million;
Short Duration Plus Portfolio                0.45% in excess of $250 million up
                                             to but not exceeding $750 million;
                                             0.40% in excess of $750 million

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following fee for an offshore mutual fund that invests in fixed income securities:

Asset Class                                                 Fee(7)
-------------------------------------------------------------------------------
Fixed Income                                                0.65%

The Adviser provides sub-advisory investment services to other investment companies managed by other fund families. Set forth below is the name and fee schedule of the funds sub-advised by the Adviser that have a similar investment style as the Fund:

Fund                      Sub-advised Fund              Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein        EQ Money Market          0.13% on first $750 million
Exchange Reserves                                 0.105% on next $750 million
                         AXA Enterprise           0.08% on next $1 billion
                         Multimanager Money       0.06% on next $2.5 billion
                         Market II                0.05% on the balance

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, since each of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.


-------------------------------------------------------------------------------
(7) The fee charged to the fund includes a 0.10% fee for administrative services.


34


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES. Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fees relative to the Lipper group median at the approximate current asset level of the Fund.(8)

                                           Effective       Lipper
                                           Management      Group
Fund                                         Fee(9)        Median       Rank
-------------------------------------------------------------------------------
AllianceBernstein Exchange Reserves          0.250          0.405       4/15

Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group(10) and Lipper Expense Universe(11). Lipper describes a Lipper Expense Group as a representative sample of comparable funds, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Lipper Expense Universe is a broader collection of funds. The results of that analysis are set forth below:

                                      Lipper      Lipper      Lipper   Lipper
                         Expense     Universe    Universe     Group    Group
Fund                    Ratio(12)     Median       Rank       Median    Rank
-------------------------------------------------------------------------------
AllianceBernstein
  Exchange Reserves      1.109        0.944       83/104      1.001     12/15

Based on this analysis the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.
The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.


-------------------------------------------------------------------------------
(8) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

(9) It should be noted that the "effective management fee" rate for the Fund does not reflect the payments by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Fund is discussed in Section I.

(10) Lipper uses the following criteria in screening funds to be included in each Fund's Expense Group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an Expense Group when selecting an Expense Universe. Unlike an Expense Group, an Expense Universe allows for the same adviser to be represented by more than just one fund.

(12) Most recent fiscal year end Class A share expense ratio.


35


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR  SUPPLYING SUCH
SERVICES.
The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC"). Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser have disclosed in the Fund's prospectus that they may make payments(13) from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Fund for such purposes.

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

Fund                                     12b-1 Fees Received     CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Exchange Reserves           $2,739,917           $912,784

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                         AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Exchange Reserves                         $1,705,414

V. POSSIBLE ECONOMIES OF SCALE
The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such


-------------------------------------------------------------------------------
(13) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


36


                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.
With assets under management of $516 billion as of June 30, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund(14) relative to its Lipper group and universe for the periods ended May 31, 2005:

                                                       Group          Universe
-------------------------------------------------------------------------------
AllianceBernstein Exchange Reserves
   1 year                                               8/15            76/129
   3 year                                               6/12            69/116
   5 year                                               7/11             57/90
   10 year                                               4/5             29/36

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(15) versus its benchmarks(16).

                                                     Periods Ending May 31, 2005
                                                       Annualized Performance
---------------------------------------------------------------------------------------------
                                              1         3         5         10        Since
Funds                                        Year      Year      Year      Year     Inception
---------------------------------------------------------------------------------------------
AllianceBernstein Exchange Reserves          1.02      0.55      1.68      3.04       3.11
Lipper Money Market Average/# of funds       1.21      0.79      1.94      3.45       3.60


-------------------------------------------------------------------------------
(14) The performance rankings are for the Class A shares of the Fund.

(15) The Fund's performance returns are for the Class A shares of the Fund.

(16) The Adviser provided Fund and benchmark performance return information for periods through May 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


37

                                            AllianceBernstein Exchange Reserves
_______________________________________________________________________________


CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 12, 2005


38




AFDAR0905


ITEM 2.   CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                            Audit-Related
                          Audit Fees            Fees                Tax Fees
                          ----------        -------------           --------
     2004                 $ 27,000            $ 2,114              $ 4,500
     2005                 $ 29,000            $ 3,457              $ 6,075

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                         Total Amount of
                                                        Foregoing Column
                                                       Pre-approved by the
                       All Fees for                      Audit Committee
                    Non-Audit Services                (Portion Comprised of
                     Provided to the                   Audit Related Fees)
                  Portfolio, the Adviser              (Portion Comprised of
                  and Service Affiliates                    Tax Fees)
                  ----------------------              ---------------------
     2004              $ 799,882                          [$ 793,268 ]
                                                          ($   2,114 )
                                                          ($   4,500 )
     2005              $ 986,569                          [$   7,675 ]
                                                          ($   1,600 )
                                                          ($   6,075 )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.      DESCRIPTION OF EXHIBIT
     12 (a) (1)       Code of Ethics that is subject to the disclosure of
                      Item 2 hereof
     12 (b) (1)       Certification of Principal Executive Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002
     12 (b) (2)       Certification of Principal Financial Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002
     12 (c)           Certification of Principal Executive Officer and
                      Principal Financial Officer Pursuant to Section 906
                      of the Sarbanes-Oxley Act of 2002




SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Exchange Reserves

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    November 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    November 29, 2005

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    November 29, 2005